UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 31, 2008
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement, and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Mariner Energy, Inc. (“Mariner”) entered into Amendment No. 5 and Agreement, dated as of January 31, 2008, among Mariner and Mariner Energy Resources, Inc., as borrowers, the Lenders (as defined in the Credit Agreement described below), and Union Bank of California, N.A., as administrative agent and as issuing lender for such Lenders (the “Amendment”), which further amends the Amended and Restated Credit Agreement, dated as of March 2, 2006, among the same parties (as so amended, the “Credit Agreement”). The Credit Agreement provides for a senior secured revolving credit facility. Amendments to the Credit Agreement effected by the Amendment, among other things, (i) increase the facility’s maximum credit availability to $1 billion, including up to $50 million in letters of credit, subject to an increased borrowing base of $750 million as of January 31, 2008, (ii) extend the facility’s term to January 31, 2012, (iii) terminate an additional dedicated $40 million letter of credit facility in favor of Forest Oil Corporation due to Mariner’s satisfaction of its obligations under a drill-to-earn program, and (iv) add as a permitted use of loan proceeds the funding of Mariner’s purchase of Mariner Gulf of Mexico LLC (“MGOM”).
A copy of the Amendment is attached as Exhibit 4.1 and incorporated herein by reference. The above description of the Credit Agreement is a summary and is qualified in its entirety by the complete text of the Amendment and the Credit Agreement which previously was filed.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 31, 2008, Mariner acquired 100% of the equity in a subsidiary of Hydro Gulf of Mexico, Inc. pursuant to a Membership Interest Purchase Agreement between them executed December 23, 2007 (the “Purchase Agreement”). The acquired subsidiary, MGOM (f/k/a Hydro Gulf of Mexico, L.L.C.), was an indirect subsidiary of StatoilHydro ASA and owns substantially all of its former Gulf of Mexico shelf operations. A summary of MGOM’s assets as of January 1, 2008 includes (i) Mariner internally estimated proved oil and gas reserves of 52.4 billion cubic feet of natural gas equivalent, 95% of which are developed; (ii) interests in 36 (16 net) producing wells producing approximately 53 million cubic feet of natural gas equivalent per day net to MGOM’s interest, 76% of which Mariner intends to operate; (iii) gas gathering systems comprised of 31 miles of 10-inch, 12-inch and 16-inch pipelines; and (iv) approximately 106,000 net acres of developed leasehold and 256,000 net acres of undeveloped leasehold. Pursuant to the Purchase Agreement, Mariner paid approximately $243 million for MGOM, subject to customary purchase price adjustments, which was financed by borrowing under the Credit Agreement.
A copy of the Purchase Agreement is attached as Exhibit 2.1 and incorporated herein by reference. The above description of the Purchase Agreement is a summary and is qualified in its entirety by the complete text of the Purchase Agreement.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The required financial statements of MGOM will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report is due.
(b) Pro Forma Financial Information.
The required pro forma financial information will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report is due.

(d) Exhibits.

No.	Description

2.1+	Membership Interest Purchase Agreement by and between Hydro Gulf of Mexico, Inc. and Mariner Energy, Inc., executed December 23, 2007.

4.1	Amendment No. 5 and Agreement, dated as of January 31, 2008, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders (as defined in the Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender, as amended), and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on March 3, 2006).

4.3*	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 13, 2006).

4.4*	Amendment No. 2, dated as of October 13, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on October 18, 2006).

4.5*	Amendment No. 3 and Consent, dated as of April 23, 2007, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 24, 2007).

4.6*	Amendment No. 4, dated as of August 24, 2007, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on August 27, 2007).

+	Filed with a list briefly identifying the contents of omitted schedules and exhibits. Mariner agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

*	Incorporated by reference as indicated.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: February 5, 2008	By:	/s/ John H. Karnes
John H. Karnes,
Senior Vice President and Chief Financial Officer

Exhibit Index

No.	Description

2.1+	Membership Interest Purchase Agreement by and between Hydro Gulf of Mexico, Inc. and Mariner Energy, Inc., executed December 23, 2007.

4.1	Amendment No. 5 and Agreement, dated as of January 31, 2008, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders (as defined in the Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender, as amended), and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on March 3, 2006).

4.3*	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 13, 2006).

4.4*	Amendment No. 2, dated as of October 13, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on October 18, 2006).

4.5*	Amendment No. 3 and Consent, dated as of April 23, 2007, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 24, 2007).

4.6*	Amendment No. 4, dated as of August 24, 2007, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on August 27, 2007).

+	Filed with a list briefly identifying the contents of omitted schedules and exhibits. Mariner agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

*	Incorporated by reference as indicated.

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